UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2011

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 12, 2011, UGI Corporation (the "Company") announced that François Varagne resigned as chairman and chief executive officer of Antargaz, a wholly owned indirect subsidiary of the Company, effective as of October 12, 2011. The Company also announced the election of Eric Naddeo, age 49, to serve as Director General of Antargaz. A copy of the Company's press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(e) On October 12, 2011, Mr. Varagne entered into a Settlement Agreement (the "Settlement Agreement") with Antargaz and AGZ Holding, the parent company of Antargaz and a subsidiary of the Company. Pursuant to the Settlement Agreement, Mr. Varagne resigned as chairman and chief executive officer of Antargaz, as chief executive officer of AGZ Holding and as director of Antargaz and AGZ Holding, effective October 12, 2011. The Settlement Agreement provides that AGZ Holding shall pay to Mr. Varagne the following amounts: (i) $1,380,000 as a lump sum payment, including all amounts payable to Mr. Varagne under his severance agreement dated May 15, 2002; (ii) $300,957 as payment of Mr. Varagne's fiscal year 2011 bonus; and (iii) $13,800 as reimbursement of Mr. Varagne's legal fees incurred in connection with the Settlement Agreement. The currency exchange rate was $1.38 per euro on October 12, 2011. All payments to or on behalf of Mr. Varagne are subject to applicable taxes and social contributions.

For a period of thirteen months following his resignation, Mr. Varagne will retain the right to exercise his vested Company stock options which were granted in 2006 and 2007. Mr. Varagne was granted 52,000 stock options in 2006 and 57,000 stock options in 2007. Mr. Varagne forfeited all other stock options and performance units that were previously granted to him.

In consideration for the payments described herein, Mr. Varagne has released the Company, Antargaz, AGZ Holding and certain other parties from and against any and all claims he may have against each of them. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement attached hereto as Exhibit 10.1. Mr. Varagne's severance agreement dated May 15, 2002 is filed as Exhibit 10.15 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Settlement Agreement dated October 12, 2011 among AGZ Holding, Antargaz and Mr. Varagne.

99.1 Press Release of UGI Corporation dated October 12, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

October 18, 2011	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement dated October 12, 2011 among AGZ Holding, Antargaz and Mr. Varagne.
99.1	Press Release of UGI Corporation dated October 12, 2011.